UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2021

TRULIEVE CANNABIS CORP.

(Exact name of registrant as specified in its charter)

British Columbia	000-56248	84-2231905
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6749 Ben Bostic Road Quincy, FL	32351
(Address of principal executive offices)	(Zip Code)

(850) 508-0261

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.01 Completion of Acquisition or Disposition of Assets

On October 1, 2021 (the “Closing Date”), Trulieve Cannabis Corp. Inc. (“Trulieve”) completed its previously announced acquisition of Harvest Health & Recreation Inc., a British Columbia corporation (“Harvest”). As previously announced, Trulieve and Harvest entered into an Arrangement Agreement dated May 10, 2021 (the “Arrangement Agreement”). On August 11, 2021, at an annual and special meeting of the shareholders of Harvest, the shareholders of Harvest approved a special resolution approving a plan of arrangement pursuant to Division 5 of Part 9 of the Business Corporations Act (British Columbia) (the “Arrangement”). On August 19, 2021, Harvest made an application to the Supreme Court of British Columbia (the “Court”) for the Final Order approving the Arrangement and, on such date, the Court approved the Final Order. Capitalized terms used herein without a definition have the meanings given to such terms in the Arrangement Agreement.

In connection with the Arrangement, at 12:01 a.m. (Vancouver Time) (the “Effective Time”) on the Closing Date, Trulieve acquired all outstanding shares of Harvest and Harvest became a wholly-owned subsidiary of Trulieve. On the Closing Date, pursuant to the Arrangement, Trulieve acquired all of the subordinate voting shares of Harvest (“Subordinate Voting Shares”), multiple voting shares of Harvest (“Multiple Voting Shares”) and super voting shares of Harvest (the “Super Voting Shares” and, together with the Subordinate Voting Shares and Multiple Voting Shares, the “Harvest Voting Shares”), issued and outstanding immediately prior to the Effective Time. Subject to the terms and conditions set forth in the Arrangement Agreement and Plan of Arrangement, holders of Harvest Voting Shares received 0.1170 of a Subordinate Voting Share of Trulieve (each a “Trulieve Subordinate Voting Share”) (the “Exchange Ratio”), for each Harvest Voting Share outstanding immediately prior to the Effective Time, with the Super Voting Shares and Multiple Voting Shares treated on an as if converted basis to Subordinate Voting Shares pursuant to their respective terms. As a result, 50,874,175 Trulieve Subordinate Voting Share shares will be issued in exchange for the Harvest Voting Shares.

At the Effective Time, (i) all Harvest equity awards granted under Harvest’s equity incentive plan that were outstanding immediately prior to the Effective Time were adjusted so that upon exercise, the holder will be entitled to receive Trulieve Subordinate Voting Shares, with the number of shares underlying such award adjusted based on the Exchange Ratio, (ii) each of the warrants to acquire Subordinate Voting Shares issued by Harvest on May 10, 2019 and on December 30, 2020 were outstanding immediately prior to the Effective Time became exercisable, in accordance with the terms, for Trulieve Subordinate Voting Shares, after adjustments to reflect the Arrangement and to account for the Exchange Ratio; (iii) each of the warrants to acquire Multiple Voting Shares issued by Harvest on April 23, 2020 that were outstanding immediately prior to the Effective Time became exercisable, in accordance with the terms, for Trulieve Subordinate Voting Shares, after adjustments to reflect the Arrangement and to account for the Exchange Ratio; and (iv) all remaining warrants to acquire Subordinate Voting Shares issued by Harvest that were outstanding immediately prior to the Effective Time were exchanged into warrants of Trulieve to acquire Trulieve Subordinate Voting Shares after adjustments to reflect the Arrangement and to account for the Exchange Ratio.

The foregoing description of the Arrangement Agreement and the Arrangement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Arrangement Agreement, a copy of which was attached as Exhibit 2.1 to Trulieve’s Quarterly Report on Form 10-Q filed with the United States Securities and Exchange Commission (the “SEC”) on May 13, 2021, the terms of which are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The Trulieve Subordinate Voting Share issued in connection with the Arrangement were issued in reliance upon Section 3(a)(10) of the Securities Act of 1933, as amended (the “Securities Act”), which exempts from the registration requirements of the Securities Act any securities that are issued in exchange for one or more bona fide outstanding securities where the terms and conditions of such issuance and exchange are approved, after a hearing upon the fairness of such terms and conditions at which all persons to whom it is proposed to issue securities in such exchange shall have the right to appear, by any court expressly authorized by law to grant such approval. Following the requisite approval by Harvest’s shareholders and a hearing at which such persons had the right to appear, Harvest received a final order from the Supreme Court of British Columbia as to the fairness of the Plan of Arrangement.

Item 7.01. Regulation FD Disclosure.

On the Closing Date, Trulieve and Harvest issued a joint press release announcing, among other things, the completion of the Arrangement. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated in this Item 7.01 by reference. Furnished as Exhibit 99.2 hereto and incorporated into this Item 7.01 by reference is an investor presentation that Trulieve issued in connection with the closing of the transaction.

The information set forth in this Item 7.01, Exhibit 99.1 and Exhibit 99.2 shall not be deemed “filed” for purposes of the Exchange Act, nor shall it be deemed incorporated by reference in any Harvest filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The financial statements of Harvest required by Item 9.01(a) of Form 8-K will be filed by amendment within 71 calendar days after the date this report on Form 8-K must be filed.

(b)	Pro Form Financial Information

The pro forma financial statements required by Item 9.01(b) of Form 8-K will be filed by amendment within 71 calendar days after the date this report on Form 8-K must be filed.

(d)	Exhibits.

Exhibit No.	Description

2.1	Arrangement Agreement, dated May 10, 2021, between Trulieve Cannabis Corp. and Harvest Health & Recreation Inc. (incorporated by reference to Exhibit 2.1 to Harvest’s Current Report on Form 8-K filed with the SEC on May 12, 2021).

99.1	Joint Press Release dated October 1, 2021 (included herewith).

99.2	Investor Presentation dated October 1, 2021 (included herewith).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Trulieve Cannabis Corp.

Dated: October 1, 2021	By:	/s/ Eric Powers
	Name:	Eric Powers
	Its:	Chief Legal Officer

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